FINANCIAL HIGHLIGHTS

Keystone reported a loss of $17.9 million for the fourth quarter, which served to reduce income for the year to $37.1 million or $0.75 per diluted share. Results for the fourth quarter were impacted by the previously announced settlement of all lawsuits associated with the Devon litigation. A total of $43.7 million (pre-tax) was charged to fourth quarter results for this matter, and includes the benefit of estimated insurance recoveries. Additionally, Keystone recorded $4.9 million in final expenses associated with its internal restructuring during the quarter, which brought the total for the year to $26.9 million. Excluding special charges associated with the litigation resolution and internal restructuring, Keystone achieved an ROA of 1.23% and ROE of 13.72% for 1999.

Fourth quarter 1999 results were also impacted by higher loan charge-offs, primarily related to a single, nonperforming, commercial credit, as well as by losses on investment securities totaling $1.5 million. The securities were sold at a loss in order to restructure the bond portfolio to take advantage of rising interest rates. The losses are expected to be recovered in less than two years, as proceeds were reinvested at higher current yields.

Credit quality ratios reflected notable improvement at December 31, 1999. Risk elements expressed as a percentage of total loans declined from 1.26% at September 30, 1999 to 1.20%. The allowance for credit losses expressed as a percentage of nonperforming loans increased to 214% at December 31, 1999, from 182% at the previous quarter end.

Keystone's risk-based regulatory capital ratios at December 31, 1999 remained in excess of well-capitalized levels.


                                                                        1999                                          1998
------------------------------------------------------------------------------------------------------------------------------------
                                                    Fourth        Third         Second         First                        Fourth
                                       Annual       Quarter       Quarter       Quarter        Quarter        Annual        Quarter
------------------------------------------------------------------------------------------------------------------------------------
Earnings per share - basic            $  0.76*      $ (0.36)*     $  0.46*      $  0.49*       $  0.17*       $  1.94      $  0.48
Earnings per share - diluted          $  0.75*      $ (0.37)*     $  0.46*      $  0.49*       $  0.17*       $  1.92      $  0.48
Return on average assets                 0.55%*       -1.03%*        1.31%*        1.45%*         0.50%*         1.45%        1.42%
Return on average equity                 6.33%*      -12.12%*      15.37%*        17.19%*         5.50%*        14.63%       14.36%

Net interest margin                      4.21%         4.08%        4.26%          4.31%          4.22%          4.42%        4.33%
Noninterest income/revenues             28.24%        27.09%       28.01%         29.98%         27.78%         25.51%       27.63%
Provision for credit
  losses/average loans                   0.53%         1.21%        0.30%          0.36%          0.24%          0.37%        0.32%
Noninterest expense/revenues            78.14%*      114.54%*      60.50%*        56.55%*        83.19%*        58.22%       57.15%

Nonperforming assets to loans              --          0.70%        0.82%          0.73%          0.78%            --         0.65%
90 day past due loans to loans             --          0.50%        0.44%          0.56%          0.57%            --         0.64%
Total risk elements to loans               --          1.20%        1.26%          1.29%          1.35%            --         1.29%

Allowance for credit losses to loans       --          1.35%        1.35%          1.35%          1.36%            --         1.35%
Allowance for credit losses to
        nonperforming loans                --           214%         182%           206%           195%            --          242%
Net charge-offs/average loans            0.54%         1.13%        0.37%          0.35%          0.28%          0.46%        0.39%

Equity to assets                           --          7.99%        8.52%          8.54%          8.54%            --         9.50%
------------------------------------------------------------------------------------------------------------------------------------

* Excluding special charges associated with litigation resolution and the unification of Keystone's seven banks under a single charter, various performance ratios for 1999 were as follows:

                                                                    Fourth          Third             Second            First
                                                    Annual          Quarter         Quarter           Quarter          Quarter
              Earnings per share - basic          $    1.71        $    0.29        $    0.49        $    0.50        $    0.43
              Earnings per share - diluted        $    1.70        $    0.29        $    0.49        $    0.50        $    0.42
              Return on average assets                 1.23%            0.81%            1.40%            1.48%            1.26%
              Return on average equity                13.72%            9.21%           16.33%           17.49%           13.81%
              Noninterest expense/revenues            59.10%           60.11%           58.13%           55.87%           62.46%

                              PER SHARE STATISTICS

Diluted Earnings per Share
-------------------------------------------------------------------------------------------------------
                  Fourth              Third              Second              First
                  Quarter             Quarter            Quarter            Quarter              Total
-------------------------------------------------------------------------------------------------------
1999              $  (0.37)           $   0.46           $   0.49           $   0.17           $   0.75
1998              $   0.48            $   0.50           $   0.48           $   0.46           $   1.92
1997              $   0.49            $   0.47           $   0.29           $   0.43           $   1.68
-------------------------------------------------------------------------------------------------------

Average Diluted Shares Outstanding
-------------------------------------------------------------------------------------------------------
               Fourth                Third                Second          First              Average
               Quarter              Quarter               Quarter         Quarter            For Year
-------------------------------------------------------------------------------------------------------
1999           48,847,000           48,836,000           48,927,000      50,115,000         49,186,000
1998           51,624,000           51,875,000           52,095,000      52,557,000         52,042,000
1997           52,611,000           52,463,000           51,943,000      52,256,000         52,320,000
-------------------------------------------------------------------------------------------------------

Book Value per Share
--------------------------------------------------------------------------------
               Fourth                Third              Second          First
               Quarter              Quarter             Quarter        Quarter
--------------------------------------------------------------------------------
1999           $11.29               $12.04              $11.89         $11.99
1998           $13.12               $13.39              $13.05         $13.13
1997           $13.18               $13.06              $12.77         $12.59
--------------------------------------------------------------------------------


                             QUARTER-END INFORMATION

(dollars in thousands)                                                           1999                                       1998
------------------------------------------------------------------------------------------------------------------------------------
                                                        Fourth             Third          Second           First           Fourth
                                                        Quarter           Quarter         Quarter         Quarter          Quarter
------------------------------------------------------------------------------------------------------------------------------------
Loans                                                $  4,459,546     $  4,388,555     $  4,432,600     $  4,413,283    $  4,459,783
Earning assets                                          6,232,166        6,372,096        6,263,529        6,349,615       6,473,174
Intangible assets                                          54,147           56,172           57,247           58,324          60,371
Total assets                                            6,887,508        6,877,563        6,748,497        6,829,509       6,968,227
Deposits                                                4,960,334        4,913,753        5,026,958        5,109,821       5,231,718
Long-term debt (excluding FHLB)                           129,920          129,938          129,955          130,096         130,239
Total shareholders' equity                                550,025          585,844          576,151          583,350         661,665
Unrealized securities gains(losses), net                  (16,287)         (10,619)          (6,666)           1,468           6,284
------------------------------------------------------------------------------------------------------------------------------------
   Number of shares outstanding                        48,731,057       48,647,898       48,456,882       48,673,031      50,434,735
------------------------------------------------------------------------------------------------------------------------------------


                           QUARTER-END CAPITAL RATIOS

                                                                          1999                                   1998
------------------------------------------------------------------------------------------------------------------------
                                                     Fourth        Third          Second          First          Fourth
                                                     Quarter      Quarter         Quarter        Quarter         Quarter
------------------------------------------------------------------------------------------------------------------------
Equity to assets                                      7.99%          8.52%          8.54%          8.54%          9.50%
Tier one capital/Risk adjusted assets                10.54%         11.33%         11.38%         11.13%         12.59%
Total capital/Risk adjusted assets                   11.78%         12.57%         12.63%         12.37%         13.84%
Leverage ratio                                        7.48%          8.04%          7.93%          7.78%          8.66%
------------------------------------------------------------------------------------------------------------------------

                    CONDENSED CONSOLIDATED QUARTERLY AVERAGE
                             STATEMENTS OF CONDITION


(dollars in thousands)                                                         1999                                        1998
------------------------------------------------------------------------------------------------------------------------------------
                                                      Fourth            Third           Second            First            Fourth
                                                     Quarter           Quarter         Quarter           Quarter           Quarter
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Earning Assets:
      Loans and leases                               $4,421,098       $4,395,983       $4,418,446       $4,444,509       $4,493,990
      Loans held for resale                             112,389           97,311           92,352           81,314           87,263
      Federal funds sold and other                      120,546          116,712           50,215          103,007           83,559
      Taxable investment securities                   1,441,442        1,449,896        1,442,224        1,544,018        1,596,077
      Nontaxable investment securities                  253,077          241,912          223,986          205,976          205,849
-----------------------------------------------------------------------------------------------------------------------------------
Total earning assets                                  6,348,552        6,301,814        6,227,223        6,378,824        6,466,738

      Cash and due from banks                           218,574          204,265          205,248          182,718          178,087
      Allowance for credit losses                       (59,481)         (60,300)         (60,087)         (60,978)         (62,043)
      Intangible assets                                  55,623           56,692           57,765           59,853           60,898
      Other assets                                      315,911          284,622          264,280          226,585          283,774
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                         $6,879,179       $6,787,093       $6,694,429       $6,787,002       $6,927,454
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Interest-bearing liabilities:
      Deposits less than $100,000:
         Now/Savings accounts                          $763,136         $790,241         $812,437         $808,068         $803,592
         Money market accounts                          793,144          795,353          783,236          774,232          762,234
         Time deposits                                2,357,464        2,495,748        2,545,283        2,602,634        2,630,606
      Deposits greater than $100,000                    378,696          250,330          269,040          283,292          316,273
      Short-term borrowings                             337,642          361,677          357,295          353,721          363,110
      FHLB Borrowings                                   696,945          534,614          405,461          421,325          426,774
      Long-term debt, other                             129,930          129,948          130,030          130,190          130,606
-----------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                    5,456,957        5,357,911        5,302,782        5,373,462        5,433,195
-----------------------------------------------------------------------------------------------------------------------------------

Noninterest-bearing deposits                            676,687          691,552          682,793          661,527          663,716
Other liabilities                                       159,177          157,477          144,222          138,410          146,612
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                     6,292,821        6,206,940        6,129,797        6,173,399        6,243,523
-----------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity                                    586,358          580,153          564,632          613,603          683,931
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                              $6,879,179       $6,787,093       $6,694,429       $6,787,002       $6,927,454
-----------------------------------------------------------------------------------------------------------------------------------

                         CHANGE IN AVERAGE BALANCES (1)

                                                              1999                                          1998
------------------------------------------------------------------------------------------------------------------
                                   Fourth            Third             Second             First             Fourth
                                   Quarter           Quarter           Quarter           Quarter           Quarter
-------------------------------------------------------------------------------------------------------------------
Loans                               -1.6%             -3.5%             -4.9%             -4.8%             -4.9%
Total assets                        -0.7%             -1.7%             -2.6%             -0.2%              2.2%
Deposits                            -4.0%             -3.0%             -2.0%             -1.6%             -0.9%
Shareholders' equity               -14.3%            -14.3%            -16.9%            -10.7%             -0.1%
------------------------------------------------------------------------------------------------------------------

(1)  Compares current quarter to the comparable quarter of the prior year.

                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME


(dollars in thousands)                                                       1999                                     1998
------------------------------------------------------------------------------------------------------------------------------------
                                                               Fourth       Third       Second      First                    Fourth
                                                 Annual        Quarter      Quarter     Quarter     Quarter     Annual      Quarter
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                  $ 486,031    $ 124,087    $ 121,957   $ 119,410   $ 120,577   $ 518,331   $ 127,639
Tax equivalent adjustment                            8,657        2,279        2,128       2,180       2,070       8,569       2,049
------------------------------------------------------------------------------------------------------------------------------------
                                                   494,688      126,366      124,085     121,590     122,647     526,900     129,688
Interest expense                                   228,658       61,319       56,726      54,666      55,947     241,366      59,430
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                266,030       65,047       67,359      66,924      66,700     285,534      70,258
Provision for credit losses                         23,376       13,473        3,290       3,950       2,663      17,150       3,633
------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision                242,654       51,574       64,069      62,974      64,037     268,384      66,625
Noninterest income                                 104,683       24,170       26,202      28,655      25,656      97,795      26,830
Security transactions                                 (338)      (1,512)         729          20         425      11,018         661
Noninterest expense                                289,674      102,192       56,602      54,046      76,834     223,189      55,484
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                          57,325      (27,960)      34,398      37,603      13,284     154,008      38,632
Income taxes                                        11,592      (12,324)       9,798      11,219       2,899      45,692      11,834
Tax equivalent adjustment                            8,657        2,279        2,128       2,180       2,070       8,569       2,049
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                       $  37,076    $ (17,915)   $  22,472   $  24,204   $   8,315   $  99,747   $  24,749
====================================================================================================================================
Tax effect of security transactions              $    (118)   $    (529)   $     255   $       7   $     149   $   3,856   $     231
====================================================================================================================================


                         ANALYSIS OF NONINTEREST INCOME

(dollars in thousands)                                                       1999                                     1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Fourth      Third       Second      First                   Fourth
                                                    Annual      Quarter     Quarter     Quarter     Quarter     Annual      Quarter
-----------------------------------------------------------------------------------------------------------------------------------
Trust  and investment advisory fees                $ 27,766    $  6,982    $  6,784    $  7,326    $  6,674    $ 25,906    $  6,281
Service charges on deposit accounts                  19,173       5,556       4,822       4,458       4,337      18,443       4,794
Fee income                                           26,989       6,202       7,668       6,860       6,259      24,548       6,516
Mortgage banking income                              11,461       2,026       2,374       3,479       3,582      12,412       3,003
Reinsurance income                                    3,113         365         856       1,045         847       3,167       1,021
Other income                                         16,181       3,039       3,698       5,487       3,957      13,319       5,215
-----------------------------------------------------------------------------------------------------------------------------------
Total noninterest income                           $104,683    $ 24,170    $ 26,202    $ 28,655    $ 25,656    $ 97,795    $ 26,830
===================================================================================================================================
Noninterest income to average assets(1)                1.54%       1.39%       1.53%       1.72%       1.53%       1.42%       1.54%
===================================================================================================================================

(1) Annualized

                         ANALYSIS OF NONINTEREST EXPENSE

(dollars in thousands)                                                       1999                                      1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                Fourth      Third       Second      First                   Fourth
                                                   Annual       Quarter     Quarter     Quarter     Quarter     Annual      Quarter
------------------------------------------------------------------------------------------------------------------------------------
Salaries expense                                   $ 89,149    $ 20,983    $ 22,383    $ 21,952    $ 23,831    $ 97,443    $ 23,965
Employee benefits                                    17,701       4,287       3,812       3,979       5,623      17,535       3,538
Occupancy expense                                    18,169       4,558       4,378       4,494       4,739      17,302       4,206
Furniture and equipment expense                      21,103       5,423       5,152       5,158       5,370      20,567       5,153
Litigation resolution expense                        43,658      43,658        --          --          --          --          --
Restructuring-related charges                        26,917       4,904       2,215         650      19,148        --          --
Other expense                                        72,978      18,379      18,662      17,813      18,123      70,342      18,622
-----------------------------------------------------------------------------------------------------------------------------------
Total noninterest expense                          $289,674    $102,192    $ 56,602    $ 54,046    $ 76,834    $223,189    $ 55,484
===================================================================================================================================
Noninterest expense to average assets(1)(2)            3.23%       3.09%       3.18%       3.20%       3.45%       3.25%       3.18%
===================================================================================================================================
Noninterest expense to revenues (2)                   59.10%      60.11%      58.13%      55.87%      62.46%      58.22%      57.15%
===================================================================================================================================
E.O.P. full-time equivalent employees                             2,553       2,517       2,598       2,707                   2,965
===================================================================================================================================

(1)  Annualized

(2)  Excluding special charges

                          NET INTEREST INCOME ANALYSIS

                                                                               Fourth Quarter
----------------------------------------------------------------------------------------------------------------------------
                                                                    1999                                1998
----------------------------------------------------------------------------------------------------------------------------
(dollars in thousands)                                      Amount         Rate         Amount          Rate          Change
----------------------------------------------------------------------------------------------------------------------------
Interest income:*
  Loans - Commercial                                        $17,918        8.49 %      $17,779          8.36 %          $139
          Commercial - Real Estate                           35,012        8.53         33,445          8.77           1,567
          Consumer - Mortgage                                13,897        7.60         14,648          7.72            (751)
          Consumer                                           27,749        9.03         31,994          9.18          (4,245)
    Loans held for resale                                     2,449        8.72          1,770          8.12             679
    Investments                                              27,723        6.54         29,089          6.45          (1,366)
    Federal funds sold and other                              1,617        5.32            963          4.57             654
----------------------------------------------------------------------------------------------------------------------------
                                                            126,366        7.91        129,688          7.97          (3,322)
----------------------------------------------------------------------------------------------------------------------------
Interest expense:
    Deposits -  NOW/Savings                                   2,461        1.28          3,104          1.53            (643)
                Money Market                                  6,274        3.14          5,172          2.69           1,102
                Time                                         35,403        5.13         38,257          5.15          (2,854)
    Short-term borrowings                                     4,165        4.89          3,740          4.09             425
    FHLB borrowings                                          10,236        5.83          6,139          5.71           4,097
    Long-term debt, other                                     2,780        8.49          3,018          7.54            (238)
----------------------------------------------------------------------------------------------------------------------------
                                                             61,319        4.46         59,430          4.34           1,889
----------------------------------------------------------------------------------------------------------------------------
Net interest income                                         $65,047                    $70,258                       $(5,211)
----------------------------------------------------------------------------------------------------------------------------
Spread                                                                     3.45                         3.63
============================================================================================================================
Net interest margin                                                        4.08 %                       4.33 %
============================================================================================================================

*    Fully taxable equivalent

                                                                               Year-to-Date
----------------------------------------------------------------------------------------------------------------------------
                                                                    1999                                1998
----------------------------------------------------------------------------------------------------------------------------
(dollars in thousands)                                      Amount         Rate         Amount          Rate          Change
----------------------------------------------------------------------------------------------------------------------------
Interest income:*
   Loans - Commercial                                     $69,703          8.21 %      $72,585           8.69 %     $(2,882)
           Commercial - Real Estate                       135,966          8.52        135,197           9.03           769
           Consumer - Mortgage                             55,005          7.73         61,317           7.92        (6,312)
           Consumer                                       113,609          9.08        135,934           9.16       (22,325)
    Loans held for resale                                   8,011          8.35          5,559           8.07         2,452
    Investments                                           107,362          6.31        111,488           6.53        (4,126)
    Federal funds sold and other                            5,031          5.15          4,820           5.40           211
----------------------------------------------------------------------------------------------------------------------------
                                                          494,688          7.83        526,900           8.16      $(32,212)
----------------------------------------------------------------------------------------------------------------------------
Interest expense:
    Deposits -  NOW/Savings                                11,318          1.43         12,737           1.55        (1,419)
                Money Market                               22,974          2.92         20,649           2.79         2,325
                Time                                      139,650          5.00        159,702           5.34       (20,052)
    Short-term borrowings                                  15,844          4.49         17,486           4.66        (1,642)
    FHLB borrowings                                        29,547          5.73         21,507           5.78         8,040
    Long-term debt, other                                   9,325          7.17          9,285           7.78            40
----------------------------------------------------------------------------------------------------------------------------
                                                          228,658          4.26        241,366           4.45       (12,708)
----------------------------------------------------------------------------------------------------------------------------
Net interest income                                      $266,030                     $285,534                     $(19,504)
----------------------------------------------------------------------------------------------------------------------------
Spread                                                                     3.58                          3.71
============================================================================================================================
Net interest margin                                                        4.21 %                        4.42 %
============================================================================================================================

*    Fully taxable equivalent

                       PERIOD-END LOAN PORTFOLIO ANALYSIS


(dollars in thousands)                                                               1999                                     1998
------------------------------------------------------------------------------------------------------------------------------------
                                                            Fourth           Third           Second          First           Fourth
                                                            Quarter          Quarter         Quarter         Quarter         Quarter
------------------------------------------------------------------------------------------------------------------------------------
Commercial:
     Commercial and industrial                              $609,708        $625,162        $648,804        $625,183        $615,925
     Floor plan financing                                    183,357         156,965         180,601         189,538         167,762
     Obligations of political subdivisions                    62,173          62,212          62,722          62,993          63,487
------------------------------------------------------------------------------------------------------------------------------------
                                                             855,238         844,339         892,127         877,714         847,174
------------------------------------------------------------------------------------------------------------------------------------
Commercial real estate:
    Commercial and industrial                              1,379,520       1,366,960       1,346,405       1,320,740       1,299,052
    Multi-family residential                                  83,725          79,864          79,903          72,576          76,752
    Obligations of political subdivisions                     46,037          46,855          54,748          51,025          47,493
    Construction and land development                        116,139         107,765         108,098         101,946          95,279
    Agricultural                                              14,880          13,931          13,421          12,217          11,873
------------------------------------------------------------------------------------------------------------------------------------
                                                           1,640,301       1,615,375       1,602,575       1,558,504       1,530,449
------------------------------------------------------------------------------------------------------------------------------------
Consumer:
    Real estate                                              739,198         703,083         694,684         710,836         754,280
    Installment                                              403,580         420,343         458,420         503,265         543,513
    Home equity                                              580,195         570,106         538,398         503,087         508,729
    Personal lines of credit                                  42,005          40,177          39,411          39,218          39,754
    Lease financing                                          199,029         195,132         206,985         220,659         235,884
------------------------------------------------------------------------------------------------------------------------------------
                                                           1,964,007       1,928,841       1,937,898       1,977,065       2,082,160
------------------------------------------------------------------------------------------------------------------------------------
Total Loans                                               $4,459,546      $4,388,555      $4,432,600      $4,413,283      $4,459,783
====================================================================================================================================



                             RISK ELEMENTS ANALYSIS


(dollars in thousands)                                                              1999                                     1998
------------------------------------------------------------------------------------------------------------------------------------
                                                             Fourth          Third          Second          First           Fourth
                                                             Quarter         Quarter        Quarter        Quarter          Quarter
------------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets:
   Nonaccrual loans                                         $27,183         $31,659         $28,177         $30,307         $24,675
   Troubled debt restructurings                                 841             854             952             431             264
   Other real estate                                          3,170           3,488           3,339           3,677           3,982
-----------------------------------------------------------------------------------------------------------------------------------
Total nonperforming assets                                   31,194          36,001          32,468          34,415          28,921
Loans 90 days or more past due                               22,508          19,290          24,757          25,435          28,549
-----------------------------------------------------------------------------------------------------------------------------------
Total risk elements                                         $53,702         $55,291         $57,225         $59,850         $57,470
-----------------------------------------------------------------------------------------------------------------------------------

Delinquent loans to period-end loans*                          1.73%           1.71%           1.75%           1.80%           1.99%
===================================================================================================================================
Nonperforming assets to period-end loans                       0.70%           0.82%           0.73%           0.78%           0.65%
===================================================================================================================================
Total risk elements to period-end loans                        1.20%           1.26%           1.29%           1.35%           1.29%
===================================================================================================================================

*    The numerator consists of loans 30 days or more past due.

                       COMPONENTS OF NONPERFORMING ASSETS


(dollars in thousands)                                                                1999                                   1998
------------------------------------------------------------------------------------------------------------------------------------
                                                             Fourth            Third         Second          First           Fourth
                                                             Quarter          Quarter        Quarter        Quarter          Quarter
------------------------------------------------------------------------------------------------------------------------------------
Commercial                                                   $ 7,641         $13,944         $ 9,259         $10,418         $10,066
Commercial real estate                                        15,208          14,097          14,943          15,100          10,581
Consumer                                                       5,175           4,472           4,927           5,220           4,292
------------------------------------------------------------------------------------------------------------------------------------
Nonaccrual and restructured loans                             28,024          32,513          29,129          30,738          24,939
Other real estate                                              3,170           3,488           3,339           3,677           3,982
------------------------------------------------------------------------------------------------------------------------------------
Total nonperforming assets                                   $31,194         $36,001         $32,468         $34,415         $28,921
====================================================================================================================================


                           ALLOWANCE FOR CREDIT LOSSES


(dollars in thousands)                                                                     1999                              1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Fourth       Third       Second        First        Fourth
                                                                        Quarter      Quarter     Quarter       Quarter      Quarter
-----------------------------------------------------------------------------------------------------------------------------------
Balance at beginning of period                                         $ 59,110     $ 59,971     $ 59,857     $ 60,274     $ 61,933
Loans charged-off:
                     Commercial                                          (6,218)        (697)        (426)        (773)        (536)
                     Real estate secured                                 (3,411)        (822)        (577)        (900)      (1,379)
                     Consumer                                            (2,792)      (2,671)      (2,952)      (1,888)      (2,926)
                     Lease financing                                       (823)        (410)        (480)        (146)         (14)
-----------------------------------------------------------------------------------------------------------------------------------
Total loans charged-off                                                 (13,244)      (4,600)      (4,435)      (3,707)      (4,855)
-----------------------------------------------------------------------------------------------------------------------------------
Recoveries:
                     Commercial                                             147           38           34          112           73
                     Real estate secured                                    190           62          276          306           57
                     Consumer                                               240          317          249          171          248
                     Lease financing                                         59           32           40           38           62
-----------------------------------------------------------------------------------------------------------------------------------
Total recoveries                                                            636          449          599          627          440
-----------------------------------------------------------------------------------------------------------------------------------
Net loans charged-off                                                   (12,608)      (4,151)      (3,836)      (3,080)      (4,415)
Provision for credit losses                                              13,473        3,290        3,950        2,663        3,633
Other                                                                        --           --           --           --         (877)
-----------------------------------------------------------------------------------------------------------------------------------
Balance at end of period                                               $ 59,975     $ 59,110     $ 59,971     $ 59,857     $ 60,274
===================================================================================================================================
                       Net loans charged-off to average loans*             1.13%        0.37%        0.35%        0.28%        0.39%
===================================================================================================================================
                       Provision for credit losses to average loans*       1.21%        0.30%        0.36%        0.24%        0.32%
===================================================================================================================================
                       Allowance for credit losses to loans                1.35%        1.35%        1.35%        1.36%        1.35%
===================================================================================================================================


*Annualized

                                  OTHER RATIOS

                                                                                       1999                               1998
--------------------------------------------------------------------------------------------------------------------------------
                                                                   Fourth       Third        Second        First         Fourth
                                                                   Quarter      Quarter      Quarter       Quarter       Quarter
--------------------------------------------------------------------------------------------------------------------------------
Investment portfolio - market to amortized cost                     97.8%        98.7%        99.2%        100.5%        101.1%
Dividend payout ratio (excluding special charges)                  101.0%        59.2%        58.0%         67.4%         60.4%
Loans to deposits ratio, average                                    89.0%        87.5%        86.8%         86.6%         86.8%
--------------------------------------------------------------------------------------------------------------------------------



                             FEE GENERATION ACTIVITY

                                                                                       1999                               1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Fourth       Third        Second        First         Fourth
                                                                   Quarter      Quarter      Quarter       Quarter       Quarter
---------------------------------------------------------------------------------------------------------------------------------
Mortgage loans originated                                        $144,266      $138,235      $148,657      $117,875      $146,726
Mortgage loans sold                                                53,847        76,447        84,079        76,485       104,984
End of period mortgages serviced for others                       998,863       996,855       982,885       977,742       956,613
End of period indirect loans securitized & serviced                16,628        24,341        29,252        37,543        46,985
=================================================================================================================================



                       MARKET PRICE AND DIVIDENDS DECLARED

                                                     Closing Bid Price Range
---------------------------------------------------------------------------------------------------------------------
                                                                                                            Dividends
                  Quarter                            High                         Low                       Declared
---------------------------------------------------------------------------------------------------------------------
1999
---------------------------------------------------------------------------------------------------------------------
                     I                          $     37.19                  $     32.25                  $      0.29
                    II                                33.06                        29.50                         0.29
                    III                               29.56                        23.75                         0.29
                    IV                                25.34                        20.00                         0.29
---------------------------------------------------------------------------------------------------------------------
                                                                                                          $      1.16
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
1998
---------------------------------------------------------------------------------------------------------------------
                     I                          $     42.00                  $     36.00                  $      0.28
                    II                                41.53                        34.00                         0.28
                    III                               37.13                        27.88                         0.28
                    IV                                37.00                        25.72                         0.29
---------------------------------------------------------------------------------------------------------------------
                                                                                                          $      1.13
=====================================================================================================================
1997
---------------------------------------------------------------------------------------------------------------------
                     I                          $     28.00                  $     24.88                  $      0.26
                    II                                33.25                        24.50                         0.26
                    III                               38.88                        30.56                         0.26
                    IV                                41.00                        34.00                         0.28
---------------------------------------------------------------------------------------------------------------------
                                                                                                          $      1.06
=====================================================================================================================